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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                           reported) October 22, 1996
                                     ----------------

                          COMMISSION FILE NO.: 0-26744


                               PATRIOT BANK CORP.
                               ------------------
             (Exact name of registrant as specified in its charter)

Delaware                                                        23-2820537
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(State or other Jurisdiction of Incorporation                 (IRS Employer or
organization)                                               Identification No.)

High and Hanover Streets, Pottstown, Pennsylvania                 19464
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code              610-323-1500
                                                           ---------------------

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Item 5.  Other Events

      On October 17, 1996, Patriot Bank Corp. (the "Company") issued a press release regarding the Company's third quarter earnings. Attached is a copy of the press release.



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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    By:   /s/  Joseph W. Mayor
                                          --------------------
                                          President and Chief Operating Officer


Dated:  October 22, 1996
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